OLD WESTBURY FUNDS, INC.

Supplement Dated May 26, 2005 to the

Prospectus Dated February 28, 2005

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Old Westbury Funds, Inc. (the “Corporation”) Prospectus and Statement of Additional Information.

On May 24, 2005, the Board of Directors of the Corporation approved on behalf of the Old Westbury Large Cap Equity Fund, Old Westbury Mid Cap Equity Fund, Old Westbury International Fund, Old Westbury Fixed Income Fund and Old Westbury Municipal Bond Fund (collectively, the “Funds”), and recommended for shareholder approval, new advisory agreements between the Funds and Bessemer Investment Management (the “Adviser”) the investment adviser to the Funds (the “New Advisory Agreement”). The New Advisory Agreement reflects, among other things, certain proposed increases in the breakpoints to the fee schedule referenced on page 35 of the Prospectus and changes in the contractual structure for the advisory services provided by the Adviser.

The Board also authorized the Funds to seek exemptive relief from the SEC to permit the Adviser (subject to the Board’s oversight and approval) to make decisions about a Fund’s sub-advisory arrangements without obtaining approval from Fund shareholders. The Adviser or a Fund will inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain shareholder approval to make decisions regarding sub-advisory arrangements and obtain the relief from the SEC, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Shareholders of the Funds as of the record date May 31, 2005 will receive proxy materials covering the above proposals in connection with the Funds’ Shareholder Meeting to be held August 4, 2005.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE